UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2007

                              Rand Logistics, Inc.
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                 (Exact name of registrant as specified in its charter)

        Delaware                    000-50908                    20-1195343
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    (State or other                (Commission                (I.R.S. Employer
      jurisdiction                 File Number)              Identification No.)
   of incorporation)

    461 Fifth Avenue, 25th Floor, New York, New York                   10017
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        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (212) 644-3450

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(Former name or former address, if changed since last report.) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01. OTHER EVENTS.

On August 6, 2007, the Registrant issued the press release attached hereto as
Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1       Press Release, dated August 6, 2007.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAND LOGISTICS, INC.


Date: August 6, 2007                      By: /s/ Laurence S. Levy
                                              ----------------------------------
                                          Name: Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer